Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Commitments and Contingencies

Note 5. Commitments and Contingencies

Financial Instruments with Off-Balance Sheet Risk

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. The commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheet.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of this instrument. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. At September 30, 2013 and December 31, 2012, the approximate amounts of these financial instruments were as follows:

	September 30,	December 31,
	2013	2012
Commitments to extend credit	$286,616	$153,932
Standby letters of credit	2,229	2,704

	$288,845	$156,636

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained if deemed necessary by the Company upon extension of credit is based on management’s credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, farm crops, property, plant and equipment and income-producing commercial properties.

Letters of credit are written conditional commitments used by the Company to guarantee the performance of a customer to a third party. The Company’s policies generally require that letter of credit arrangements contain security and debt covenants similar to those contained in loan arrangements. In the event the customer does not perform in accordance with the terms of the agreement with the third party, the Company would be required to fund the commitment. The maximum potential amount of future payments the Company could be required to make is represented by the contractual amount shown in the table above. If the commitment is funded, the Company would be entitled to seek recovery from the customer. As of September 30, 2013 and December 31, 2012, no amounts have been recorded as liabilities for the Company’s potential obligations under these guarantees.

Litigation

The Company is involved in certain legal actions arising from normal business activities. Management believes that the outcome of such proceedings will not materially affect the financial position, results of operations or cash flows of the Company.

Lease Commitments

The Company leases certain branch facilities and other facilities. Rent expense related to these leases amounted to $538 for the nine months ended September 30, 2013, respectively, and $267 for the nine months ended September 30, 2012, respectively.

Note 15.	Commitments and Contingencies

The Company is involved in certain legal actions arising from normal business activities. Management believes that the outcome of such proceedings will not materially affect the financial position, results of operations or cash flows of the Company.

The Company leases certain branch facilities and other facilities. Rent expense related to these leases amounted to $413, $276 and $230 for the years ended December 31, 2012, 2011 and 2010, respectively.

At December 31, 2012, minimum future rental payments due under noncancelable lease commitments were as follows:

First year	$569
Second year	547
Third year	480
Fourth year	216
Fifth year	100
Thereafter	330

$2,242